UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8327

Name of Fund:  Merrill Lynch Global Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011,
   Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 08/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Global Growth
Fund, Inc.


Annual Report
August 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com and
(3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch Global Growth Fund, Inc.



Portfolio Information As of August 31, 2004


                                                       Percent of
                                                         Total
Geographic Allocation by Country                      Investments

United States                                             43.8%
Australia                                                  7.1
South Korea                                                7.0
Germany                                                    4.6
Hong Kong                                                  4.4
United Kingdom                                             4.0
Canada                                                     3.5
Spain                                                      2.9
France                                                     2.4
Norway                                                     1.9
Japan                                                      1.8
Switzerland                                                1.7
Denmark                                                    1.5
China                                                      1.4
Sweden                                                     1.0
India                                                      0.8
Other*                                                    10.2

* Includes portfolio holdings in short-term investments.



                                  Country of           Percent of
Ten Largest Equity Holdings         Origin             Net Assets

3M Co.                           United States             4.1%
Porsche AG (Preferred)           Germany                   3.0
General Electric Company         United States             2.7
Microsoft Corporation            United States             2.6
Samsung Electronics              South Korea               2.5
eBay Inc.                        United States             2.1
Gilead Sciences, Inc.            United States             2.0
Banco Popular Espanol SA         Spain                     1.9
Hyundai Motor Company Ltd.       South Korea               1.8
A P Moller--Maersk A/S           Denmark                   1.7



                                                       Percent of
Five Largest Industries*                               Net Assets

Oil & Gas                                                 12.6%
Metals & Mining                                           10.5
Industrial Conglomerates                                   8.8
Software                                                   5.5
Health Care Equipment & Supplies                           5.3


* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



A Letter From the President


Dear Shareholder

Equity markets posted positive results for the 12-month reporting period, despite intermittent weakness in the latter months of the year. For the 12 months ended August 31, 2004, the U.S. stock market, as measured by the Standard & Poor's 500 (S&P 500) Index, returned +11.46%. The Morgan Stanley Capital International (MSCI) World Index, which measures the performance of equity markets in 23 developed nations around the world, returned +15.61% for the same 12-month period. Returns over the past six months were not as favorable, with the S&P 500 Index returning -2.74% and the MSCI World Index returning -2.64% as of August 31, 2004.

For the most part, equity markets have been supported by improving economies in important areas globally. In the United States, the Federal Reserve Board (the Fed) recently increased the target interest rate from 1% to 1.75% in three separate moves. This represents a shift from a long-run accommodative monetary stance and an indication from the Fed that the U.S. economy is strengthening. Additional interest rate hikes are likely later in 2004, and gross domestic product (GDP) is expected to grow at an annualized rate of 4%. Since the United States represents 32% of global GDP, the acceleration of its economy has provided encouragement to other areas of the world.

China has recorded a remarkable rate of economic expansion, which has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat, but still expand at a rate of approximately 7% in 2004 (compared to 9.8% in 2003). Japan, in the meantime, could register growth of 4% this year after 13 years of sluggish economic activity. Other Asian economies, such as those of South Korea, Malaysia, Singapore, Taiwan and Thailand, appear primed for growth in the area of 5% - 6%. While economic expansion has not been as swift in Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration could provide long-term economic benefits.

It appears that the greatest risks going forward are likely to be found in the global economy, global interest rates, oil and commodity prices, and geopolitical factors. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund provided positive results for the year, outperforming the Lipper Global Large Cap Growth Funds category average, but slightly lagging the return of the benchmark MSCI World Index.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2004, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +12.78%, +11.89%, +11.89%, +12.93% and
+13.13%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.) For the same period, the unmanaged Morgan Stanley Capital International (MSCI) World Index had a total return of +15.61%, and the Lipper Global Large Cap Growth Funds category posted an average return of +10.19%. (Funds in this Lipper category invest primarily in equity securities both inside and outside the United States with relatively large market capitalizations and a focus on above-average growth.)

The Fund's relative performance during the fiscal year was suppressed by its focus on the highest-quality and largest-capitalization companies in the MSCI World Index. These companies, as a group, continued to provide a lower average investment return than the smaller-capitalization stocks in the benchmark.

In terms of industry sectors, information technology (IT) delivered the most significant performance penalty during the fiscal period. The IT sector declined the most in the sharp global equity market downtrend that occurred in the final months of the period - from July to mid-August 2004. IT stocks that had a meaningful negative effect on Fund performance were Agilent Technologies Inc., Hewlett-Packard Company, Texas Instruments Incorporated, EMC Corp., Intel Corporation, SanDisk Corporation, Motorola, Inc. and Lucent Technologies Inc., all U.S.-based companies.

In the second half of the fiscal year, Fund performance was burdened by the notable decline of the stock markets in South Korea, Australia, Hong Kong, Japan and India. We had invested nearly 25% of the Fund's net assets in companies in these countries, based on our belief that the emerging growth of the Pacific Region would provide opportunities for above-average growth in business and profits. Many investors liquidated their equity holdings in these markets after the Chinese government announced plans in March 2004 to restrict real growth in certain industries to prevent a too-rapid expansion of economic growth and rising rates of inflation. In August 2004, as anecdotal evidence grew that the Chinese government was relaxing these restraints, the Pacific Region stock markets began to recover.

The Fund's lack of investment exposure to banking and insurance companies in Japan represented an important opportunity cost. Our avoidance of these investments was prompted by our caution about participating in an industry sector where valuation increases are based on takeover speculation.

Contributing positively to Fund performance was our focus on stocks in the consumer discretionary and energy sectors. In energy, companies that benefited the Fund's absolute and relative returns were Frontline Ltd. (Norway), Woodside Petroleum Limited (Australia), S-Oil Corp. (South Korea), BG Group PLC (U.K.), Technip SA (France), Suncor Energy, Inc. (Canada), Transocean Inc. (U.S.), Schlumberger Limited (U.S.) and Weatherford International Ltd. (U.S.). Companies in the consumer discretionary sector that made a significant contribution were eBay Inc. (U.S.), Mandalay Resort Group (U.S.), Esprit Holdings Limited (Hong Kong), Porsche AG (Germany), PETsMART, Inc. (U.S.), Chico's FAS Inc. (U.S.) and Station Casinos Inc. (U.S.). We liquidated several of these positions based on the stocks' relatively high valuations.


What changes were made to the portfolio during the fiscal year?

We did not make any major changes in the sector weightings or the investment strategy of the Fund during the first six months of the fiscal year. We continued to overweight the consumer discretionary, information technology, materials and energy sectors, which we felt could benefit from the burgeoning global economic recovery.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



In the second half of the year, we reduced the Fund's exposure to stocks in the consumer discretionary sector by almost 25%. This was accomplished through the liquidation of our investments in Mandalay Resort Group, PETsMART, Chico's FAS, Ross Stores Inc. (all U.S.), Hennes & Mauritz AB (Sweden), Medion AG (Germany) and Peugeot SA (France). We also reduced our positions in Porsche and Lowe's Companies, Inc. (U.S.).

The most meaningful increase in the Fund's investment exposure was in the energy sector. Within energy, we introduced investments in Occidental Petroleum Corporation (U.S.), Statoil ASA (Norway), Sasol Limited (U.S.), Pioneer Natural Resources Company (U.S.), XTO Energy, Inc. (U.S.), Teekay Shipping Corporation (U.S.), Apache Corporation (U.S.), Devon Energy Corporation (U.S.), Smith International, Inc. (U.S.), Grant Prideco, Inc. (U.S.), Cooper Cameron Corporation (U.S.) and National-Oilwell Inc. (U.S.).


How would you characterize the Fund's position at the close of the period?

We believe the Fund is positioned to benefit from a recovery in economic growth rates globally, as the United States passes through what Federal Reserve Board Chairman Alan Greenspan recently referred to as a "soft patch" in real growth. In our view, China and the United States will continue to be the two fastest-growing economies in the world for the remainder of 2004 and into early 2005.

The Fund's investments are focused on companies in the industrials, energy, information technology and materials sectors. Should the coming months bring a recovery in economic growth in the United States and China, we believe these industries could benefit in the form of higher profits and profitability. Finally, we are encouraged by the seemingly positive growth outlooks recently offered by the managements of several major global corporations.


Lawrence R. Fuller
Vice President and Portfolio Manager


September 16, 2004



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Performance Data (continued)

Recent Performance Results


                                                        6-Month           12-Month       Since Inception
As of August 31, 2004                                 Total Return      Total Return       Total Return
ML Global Growth Fund, Inc.--Class A Shares*              -5.15%           +12.78%             +5.49%
ML Global Growth Fund, Inc.--Class B Shares*              -5.54            +11.89              +0.02
ML Global Growth Fund, Inc.--Class C Shares*              -5.54            +11.89              -0.03
ML Global Growth Fund, Inc.--Class I Shares*              -5.10            +12.93              +7.22
ML Global Growth Fund, Inc.--Class R Shares*              -5.22            +13.13             +28.62
MSCI World Index**                                        -2.64            +15.61         +23.90/+30.29

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are from 10/31/97 for
   Class A, Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares.

** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.
   Since inception total returns are from 10/31/97 and 1/03/03.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Growth Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


ML Global Growth Fund, Inc.++
Class A Shares*

Date                              Value

10/31/1997**                    $ 9,475.00
August 1998                     $10,186.00
August 1999                     $13,059.00
August 2000                     $18,437.00
August 2001                     $11,140.00
August 2002                     $ 8,202.00
August 2003                     $ 8,863.00
August 2004                     $ 9,996.00


ML Global Growth Fund, Inc.++
Class B Shares*

Date                              Value

10/31/1997**                    $10,000.00
August 1998                     $10,680.00
August 1999                     $13,592.00
August 2000                     $19,035.00
August 2001                     $11,419.00
August 2002                     $ 8,341.00
August 2003                     $ 8,940.00
August 2004                     $10,002.00


MSCI World Index++++

Date                              Value

10/31/1997**                    $10,000.00
August 1998                     $10,390.00
August 1999                     $13,823.00
August 2000                     $15,638.00
August 2001                     $11,668.00
August 2002                     $ 9,661.00
August 2003                     $10,716.00
August 2004                     $12,390.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Global Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

     Past performance is not predictive of future results.




Average Annual Total Return



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 8/31/04                  +12.78%           +6.86%
Five Years Ended 8/31/04                 -5.21            -6.22
Inception (10/31/97)
through 8/31/04                          +0.79            -0.01

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 8/31/04                  +11.89%           +7.89%
Five Years Ended 8/31/04                 -5.95            -6.26
Inception (10/31/97)
through 8/31/04                           0.00             0.00

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Growth Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


ML Global Growth Fund, Inc.++
Class C Shares*

Date                              Value

10/31/1997**                    $10,000.00
August 1998                     $10,680.00
August 1999                     $13,588.00
August 2000                     $19,030.00
August 2001                     $11,425.00
August 2002                     $ 8,337.00
August 2003                     $ 8,935.00
August 2004                     $ 9,997.00


ML Global Growth Fund, Inc.++
Class I Shares*

Date                              Value

10/31/1997**                    $ 9,475.00
August 1998                     $10,214.00
August 1999                     $13,121.00
August 2000                     $18,562.00
August 2001                     $11,251.00
August 2002                     $ 8,307.00
August 2003                     $ 8,996.00
August 2004                     $10,159.00


MSCI World Index++++

Date                              Value

10/31/1997**                    $10,000.00
August 1998                     $10,390.00
August 1999                     $13,823.00
August 2000                     $15,638.00
August 2001                     $11,668.00
August 2002                     $ 9,661.00
August 2003                     $10,716.00
August 2004                     $12,390.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Global Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

     Past performance is not predictive of future results.




Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 8/31/04                  +11.89%          +10.89%
Five Years Ended 8/31/04                 -5.95            -5.95
Inception (10/31/97)
through 8/31/04                           0.00             0.00

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 8/31/04                  +12.93%           +7.00%
Five Years Ended 8/31/04                 -4.99            -6.01
Inception (10/31/97)
through 8/31/04                          +1.02            +0.23

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Growth Fund, Inc.++ Class R Shares* compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


ML Global Growth Fund, Inc.++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $11,369.00
August 2004                     $12,862.00


MSCI World Index++++

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $11,270.00
August 2004                     $13,029.00




   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Global Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

     Past performance is not predictive of future results.



Aggregate Total Return


Class R Shares                                            Return

One Year Ended 8/31/04                                   +13.13%
Inception (1/03/03)
through 8/31/04                                          +16.40



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Disclosure of Expenses

Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2004 and held through August 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period".

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                Expenses Paid
                                                          Beginning            Ending         During the Period*
                                                        Account Value      Account Value        March 1, 2004
                                                        March 1, 2004     August 31, 2004     to August 31, 2004
Actual

Class A                                                     $1,000           $  948.50              $ 6.84
Class B                                                     $1,000           $  944.60              $10.71
Class C                                                     $1,000           $  944.60              $10.76
Class I                                                     $1,000           $  949.00              $ 5.62
Class R                                                     $1,000           $  947.80              $ 7.68

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,018.25              $ 7.09
Class B                                                     $1,000           $1,014.25              $11.10
Class C                                                     $1,000           $1,014.20              $11.15
Class I                                                     $1,000           $1,019.51              $ 5.82
Class R                                                     $1,000           $1,017.39              $ 7.95


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.39% for Class A, 2.18% for Class B, 2.19% for Class C, 1.14% for Class I and 1.56% for Class R),
   multiplied by the average account value over the period, multiplied by 186/368 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 368.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Schedule of Investments                                                                                   (in U.S. dollars)

EUROPE            Industry*            Shares Held    Common Stock                                                 Value
Denmark--1.7%     Marine--1.7%               1,275    A P Moller--Maersk A/S                                $     8,624,366

                                                      Total Common Stock in Denmark                               8,624,366


France--2.7%      Energy Equipment          24,858    Compagnie Francaise d'Etudes et de Construction
                  & Service--0.8%                     (Technip SA)                                                3,721,863

                  Media--0.9%              168,700    Societe Television Francaise 1                              4,733,938

                  Pharmaceuticals--1.0%     75,000    Sanofi-Aventis                                              5,323,015

                                                      Total Common Stock in France                               13,778,816


Germany--2.1%     Industrial                97,900    Siemens AG (b)                                              6,690,126
                  Conglomerates--1.3%

                  Software--0.3%             9,100    SAP AG (Systeme, Anwendungen, Produkte in der
                                                      Datenverarbeitung)                                          1,324,343

                  Textiles, Apparel &       12,000    Puma AG Rudolf Dassler Sport                                2,927,221
                  Luxury Goods--0.5%

                                                      Total Common Stock in Germany                              10,941,690

Norway--2.1%      Oil & Gas--2.1%          153,600    Frontline Limited                                           5,736,487
                                           400,000    Statoil ASA                                                 5,095,394
                                                                                                            ---------------
                                                                                                                 10,831,881

                                                      Total Common Stock in Norway                               10,831,881

Spain--3.2%       Commercial               180,500    Banco Popular Espanol SA                                    9,768,175
                  Banks--1.9%

                  Construction &           416,312    Actividades de Construccion y Servicios, SA (ACS)           7,083,216
                  Engineering--1.4%

                                                      Total Common Stock in Spain                                16,851,391


Sweden--1.1%      Communications           959,700    Telefonaktiebolaget LM Ericsson AB 'B'                      2,580,388
                  Equipment--0.5%

                  Machinery--0.6%           89,000    SKF AB 'B'                                                  3,275,543

                                                      Total Common Stock in Sweden                                5,855,931


Switzerland--1.9% Health Care Equipment     86,700    Alcon, Inc.                                                 6,488,628
                  & Supplies--1.9%          32,600    Synthes, Inc.                                               3,483,538
                                                                                                            ---------------
                                                                                                                  9,972,166

                                                      Total Common Stock in Switzerland                           9,972,166


United Kingdom--  Household                238,300    Reckitt Benckiser PLC                                       6,258,869
4.4%              Products--1.2%

                  Media--0.8%              457,300    British Sky Broadcasting Group PLC ("BSkyB")                3,932,313

                  Metals & Mining--1.1%    237,000    Rio Tinto PLC (Registered Shares)                           5,879,380

                  Oil & Gas--1.3%        1,116,000    BG Group PLC                                                6,876,124

                                                      Total Common Stock in the United Kingdom                   22,946,686

                                                      Total Common Stock in Europe--19.2%                        99,802,927


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

NORTH
AMERICA           Industry*            Shares Held    Common Stock                                                 Value
Canada--3.9%      Metals & Mining--1.0%     27,000    Cameco Corporation                                    $     1,757,172
                                           186,200    Teck Cominco Limited 'B'                                    3,638,927
                                                                                                            ---------------
                                                                                                                  5,396,099

                  Oil & Gas--2.9%          291,700    Suncor Energy, Inc. (b)                                     8,078,425
                                           328,400    TransCanada Corporation (b)                                 6,851,636
                                                                                                            ---------------
                                                                                                                 14,930,061

                                                      Total Common Stock in Canada                               20,326,160


United States--   Biotechnology--2.0%      147,400  ++Gilead Sciences, Inc. (b)                                  10,189,762
48.7%
                  Chemicals--1.3%           60,600    Air Products and Chemicals, Inc.                            3,174,228
                                            87,500    Praxair, Inc.                                               3,550,750
                                                                                                            ---------------
                                                                                                                  6,724,978

                  Commercial Services       99,800  ++Monster Worldwide Inc.                                      2,018,954
                  & Supplies--0.4%

                  Communications           106,900  ++Avaya Inc.                                                  1,295,628
                  Equipment--3.5%          320,300  ++Cisco Systems, Inc.                                         6,008,828
                                         1,853,900  ++Lucent Technologies Inc. (b)                                5,802,707
                                           300,000    Motorola, Inc.                                              4,845,000
                                                                                                            ---------------
                                                                                                                 17,952,163

                  Computers &              426,800    Hewlett-Packard Company                                     7,635,452
                  Peripherals--2.3%        195,000  ++SanDisk Corporation (b)                                     4,553,250
                                                                                                            ---------------
                                                                                                                 12,188,702

                  Electrical               143,500    Rockwell Automation, Inc.                                   5,596,500
                  Equipment--1.1%

                  Electronic Equipment     180,300  ++Agilent Technologies, Inc.                                  3,696,150
                  & Instruments--0.9%       36,400    Tektronix, Inc.                                             1,039,948
                                                                                                            ---------------
                                                                                                                  4,736,098

                  Energy Equipment          25,000  ++Cooper Cameron Corporation                                  1,273,250
                  & Service--3.5%           67,800    Diamond Offshore Drilling, Inc.                             1,723,476
                                            75,000  ++Grant Prideco, Inc.                                         1,370,250
                                            42,000  ++National-Oilwell, Inc.                                      1,255,800
                                           112,200    Schlumberger Limited                                        6,933,960
                                            24,500  ++Smith International, Inc.                                   1,396,010
                                           139,600  ++Transocean Inc.                                             4,285,720
                                                                                                            ---------------
                                                                                                                 18,238,466

                  Food Products--0.4%       60,000    McCormick & Company Incorporated                            2,013,000

                  Health Care Equipment    168,500  ++Boston Scientific Corporation                               6,020,505
                  & Supplies--3.4%         139,700    Medtronic, Inc.                                             6,950,075
                                           143,600  ++Varian Medical Systems, Inc.                                4,760,340
                                                                                                            ---------------
                                                                                                                 17,730,920

                  Hotels, Restaurants       74,500    Station Casinos, Inc.                                       3,427,000
                  & Leisure--1.4%           93,100  ++Wynn Resorts, Limited (b)                                   3,593,660
                                                                                                            ---------------
                                                                                                                  7,020,660

                  Industrial               258,900    3M Co.                                                     21,323,004
                  Conglomerates--6.8%      426,700    General Electric Company                                   13,991,493
                                                                                                            ---------------
                                                                                                                 35,314,497

                  Internet & Catalog       127,300  ++eBay Inc.                                                  11,016,542
                  Retail--2.1%

                  Internet Software         77,300  ++Yahoo! Inc.                                                 2,203,823
                  & Services--0.4%

                  Machinery--2.2%           61,500    Cummins Inc.                                                4,138,335
                                           124,100    PACCAR Inc. (b)                                             7,469,579
                                                                                                            ---------------
                                                                                                                 11,607,914


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

NORTH AMERICA
(concluded)       Industry*            Shares Held    Common Stock                                                 Value
United States     Metals & Mining--1.8%     58,800    Freeport-McMoRan Copper & Gold, Inc. (Class B)        $     2,212,644
(concluded)                                 85,300    Phelps Dodge Corporation (b)                                6,957,068
                                                                                                            ---------------
                                                                                                                  9,169,712

                  Oil & Gas--5.2%           32,600    Apache Corporation                                          1,456,894
                                           326,300    Chesapeake Energy Corporation (b)                           4,610,619
                                            21,800    Devon Energy Corporation                                    1,412,858
                                            69,900    Frontline Limited                                           2,629,638
                                           128,600    Occidental Petroleum Corporation                            6,642,190
                                            70,000    Pioneer Natural Resources Company                           2,341,500
                                           275,000    Sasol Limited (Sponsored ADR) (a)                           4,741,000
                                            40,100    Teekay Shipping Corporation                                 1,405,505
                                            65,200    XTO Energy, Inc.                                            1,828,208
                                                                                                            ---------------
                                                                                                                 27,068,412

                  Pharmaceuticals--0.9%    102,400  ++Forest Laboratories, Inc.                                   4,695,040

                  Semiconductors           255,800    Intel Corporation                                           5,445,982
                  & Semiconductor          191,400    Texas Instruments Incorporated                              3,739,956
                  Equipment--1.8%                                                                           ---------------
                                                                                                                  9,185,938

                  Software--5.2%           117,600    Adobe Systems Incorporated                                  5,394,312
                                           121,300  ++Electronic Arts Inc.                                        6,038,314
                                           499,200    Microsoft Corporation                                      13,628,160
                                           232,700  ++Oracle Corporation                                          2,320,019
                                                                                                            ---------------
                                                                                                                 27,380,805

                  Specialty Retail--2.1%   175,100    Best Buy Co., Inc. (b)                                      8,145,652
                                            50,700    Lowe's Companies, Inc.                                      2,519,790
                                                                                                            ---------------
                                                                                                                 10,665,442

                                                      Total Common Stock in the United States                   252,718,328

                                                      Total Common Stock in North America--52.6%                273,044,488



PACIFIC BASIN

Australia--7.9%   Airlines--1.3%         2,833,600    Qantas Airways Limited                                      6,823,227

                  Commercial               239,400    Australia and New Zealand Banking Group Ltd.                3,102,109
                  Banks--0.7%

                  Industrial               182,300    Wesfarmers Limited                                          3,869,657
                  Conglomerates--0.7%

                  Media--0.7%              488,871    The News Corporation Limited (b)                            3,807,735

                  Metals &               1,303,400    Alumina Limited                                             4,997,749
                  Mining--3.3%             797,400    BHP Billiton Limited                                        7,393,291
                                         1,396,600    WMC Resources Limited                                       4,852,148
                                                                                                            ---------------
                                                                                                                 17,243,188

                  Multiline              1,396,600    Harvey Norman Holdings Limited (b)                          2,909,316
                  Retail--0.6%

                  Road & Rail--0.6%        419,000    Toll Holdings Limited                                       3,239,851

                                                      Total Common Stock in Australia                            40,995,083

China--1.5%       Internet Software         43,000  ++SINA.com (ADR) (a)(b)                                         895,690
                  & Services--0.2%

                  Metals &               8,008,000    Aluminum Corporation of China Limited                       3,927,025
                  Mining--1.3%           2,872,000    Yanzhou Coal Mining Co. Ltd. 'H'                            3,111,353
                                                                                                            ---------------
                                                                                                                  7,038,378

                                                      Total Common Stock in China                                 7,934,068


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

PACIFIC BASIN
(concluded)       Industry*            Shares Held    Common Stock                                                 Value
Hong Kong--4.9%   Airlines--1.5%         4,307,000    Cathay Pacific Airways                                  $   7,564,907

                  Construction           1,675,000    Cheung Kong Infrastructure Holdings Limited                 4,144,571
                  Materials--0.8%

                  Household              1,919,500    Techtronic Industries Company Limited                       3,026,923
                  Durables--0.6%

                  Marine--0.4%           3,168,000    China Shipping Development Company Limited 'H'              2,193,245

                  Specialty                728,000    Esprit Holdings Limited                                     3,509,356
                  Retail--0.7%

                  Transportation         1,584,000    China Merchants Holdings International Company
                  Infrastructure--0.9%                Limited                                                     2,406,477
                                         1,584,000    Cosco Pacific Limited                                       2,376,015
                                                                                                            ---------------
                                                                                                                  4,782,492

                                                      Total Common Stock in Hong Kong                            25,221,494


India--0.9%       Automobiles--0.4%        167,900    Hero Honda Motors Ltd.                                      1,603,102

                  Construction &            67,200    Larsen & Toubro Ltd.                                        1,206,831
                  Engineering--0.2%

                  Construction              21,923  ++Ultratech Cemco Ltd.                                          125,805
                  Materials--0.0%

                  Metals & Mining--0.3%    285,000  ++Tata Iron and Steel Company Ltd.                            1,549,067

                                                      Total Common Stock in India                                 4,484,805


Japan--2.0%       Metals & Mining--0.9%    163,500    JFE Holdings, Inc.                                          4,439,656

                  Office                   125,000    Canon, Inc.                                                 5,945,601
                  Electronics--1.1%

                                                      Total Common Stock in Japan                                10,385,257


South Korea--7.8% Automobiles--1.8%        218,800    Hyundai Motor Company Ltd.                                  9,478,769

                  Chemicals--0.3%           42,300    LG Chem, Ltd.                                               1,608,491

                  Diversified               75,600    KT Corporation                                              2,392,343
                  Telecommunication
                  Services--0.5%

                  Machinery--0.3%          130,100    Daewoo Shipbuilding & Marine Engineering Co., Ltd.          1,462,686

                  Metals & Mining--0.8%     29,500    POSCO                                                       4,238,616

                  Multiline Retail--0.5%    10,000    Shinsegae Co., Ltd.                                         2,621,869

                  Oil & Gas--1.1%          139,600    S-Oil Corporation                                           5,962,860

                  Semiconductors            32,900    Samsung Electronics                                        12,881,799
                  & Semiconductor
                  Equipment--2.5%

                                                      Total Common Stock in South Korea                          40,647,433

                                                      Total Common Stock in the Pacific Basin--25.0%            129,668,140

                                                      Total Common Stock
                                                      (Cost--$465,811,101)--96.8%                               502,515,555


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

EUROPE            Industry*            Shares Held    Preferred Stock                                              Value
Germany--3.0%     Automobiles--3.0%         25,837    Porsche AG (Preferred) (b)                            $    15,692,005

                                                      Total Preferred Stock in Europe--3.0%                      15,692,005

                                                      Total Preferred Stock
                                                      (Cost--$10,514,380)--3.0%                                  15,692,005



                               Beneficial Interest    Short-Term Securities
                                       $ 1,013,636    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                      Series I (c)                                                1,013,636
                                        58,131,800    Merrill Lynch Liquidity Series, LLC Money Market
                                                      Series (c)(d)                                              58,131,800

                                                      Total Short-Term Securities
                                                      (Cost--$59,145,436)--11.4%                                 59,145,436

                  Total Investments (Cost--$535,470,917**)--111.2%                                              577,352,996
                  Liabilities in Excess of Other Assets--(11.2%)                                               (58,421,884)
                                                                                                            ---------------
                  Net Assets--100.0%                                                                        $   518,931,112
                                                                                                            ===============


  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

 ** The cost and unrealized appreciation/depreciation of investments as of August 31, 2004 as computed for federal income tax purposes were as follows:

    Aggregate cost                                      $   535,551,406
                                                        ===============
    Gross unrealized appreciation                       $    72,211,279
    Gross unrealized depreciation                          (30,409,689)
                                                        ---------------
    Net unrealized appreciation                         $    41,801,590
                                                        ===============

 ++ Non-income producing security.

(a) American Depositary Receipts (ADR).

(b) Security, or a portion of security, is on loan.

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:


                                                              Interest/
                                                Net            Dividend
    Affiliate                                 Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                  $  1,013,636       $ 98,172
    Merrill Lynch Liquidity Series, LLC
        Money Market Series                 $ 12,528,830       $139,512
    Merrill Lynch Premier Institutional
       Fund                                 (30,401,980)       $ 36,467


(d) Security was purchased with the cash proceeds from securities loans.


    See Notes to Financial Statements.

MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Statement of Assets and Liabilities

As of August 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $55,663,024) (identified cost--$476,325,481)                                           $   518,207,560
           Investments in affiliated securities, at value (identified cost--$59,145,436)                         59,145,436
           Foreign cash (cost--$327,731)                                                                            329,004
           Receivables:
               Securities sold                                                            $     5,165,446
               Dividends                                                                        1,531,411
               Capital shares sold                                                                 29,258
               Securities lending--net                                                             12,725
               Interest from affiliates                                                            10,237         6,749,077
                                                                                          ---------------
           Prepaid expenses                                                                                         137,696
                                                                                                            ---------------
           Total assets                                                                                         584,568,773
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             58,131,800
           Payables:
               Securities purchased                                                             5,376,586
               Capital shares redeemed                                                          1,463,810
               Distributor                                                                        296,407
               Other affiliates                                                                   243,215
               Investment adviser                                                                  42,776         7,422,794
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    83,067
                                                                                                            ---------------
           Total liabilities                                                                                     65,637,661
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   518,931,112
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $     1,163,618
           Class B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                          3,086,268
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            742,381
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,246,991
           Class R Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                              1,982
           Paid-in capital in excess of par                                                                   1,092,482,529
           Undistributed investment income--net                                           $       349,326
           Accumulated realized capital losses--net                                         (622,055,065)
           Unrealized appreciation--net                                                        41,913,082
                                                                                          ---------------
           Total accumulated losses--net                                                                      (579,792,657)
                                                                                                            ---------------
           Net Assets                                                                                       $   518,931,112
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $98,518,955 and 11,636,181 shares outstanding                    $          8.47
                                                                                                            ===============
           Class B--Based on net assets of $252,690,827 and 30,862,679 shares outstanding                   $          8.19
                                                                                                            ===============
           Class C--Based on net assets of $60,770,841 and 7,423,813 shares outstanding                     $          8.19
                                                                                                            ===============
           Class I--Based on net assets of $106,784,842 and 12,469,906 shares outstanding                   $          8.56
                                                                                                            ===============
           Class R--Based on net assets of $165,647 and 19,820 shares outstanding                           $          8.36
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Statement of Operations

For the Year Ended August 31, 2004
Investment Income

           Dividends (net of $785,584 foreign withholding tax)                                              $    13,452,782
           Interest from affiliates                                                                                  98,172
           Securities lending--net                                                                                  175,979
                                                                                                            ---------------
           Total income                                                                                          13,726,933
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     4,645,567
           Account maintenance and distribution fees--Class B                                   3,099,318
           Transfer agent fees--Class B                                                           830,713
           Account maintenance and distribution fees--Class C                                     707,483
           Transfer agent fees--Class I                                                           292,612
           Account maintenance fees--Class A                                                      278,388
           Accounting services                                                                    260,569
           Transfer agent fees--Class A                                                           255,878
           Transfer agent fees--Class C                                                           200,834
           Custodian fees                                                                         187,053
           Professional fees                                                                       83,031
           Printing and shareholder reports                                                        76,532
           Directors' fees and expenses                                                            72,071
           Registration fees                                                                       64,566
           Pricing fees                                                                            10,694
           Account maintenance and distribution fees--Class R                                         343
           Transfer agent fees--Class R                                                               175
           Other                                                                                  166,442
                                                                                          ---------------
           Total expenses                                                                                        11,232,269
                                                                                                            ---------------
           Investment income--net                                                                                 2,494,664
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                               114,280,152
               Foreign currency transactions--net                                             (1,028,936)       113,251,216
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                              (36,659,736)
               Foreign currency transactions--net                                                 169,995      (36,489,741)
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                               76,761,475
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    79,256,139
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                     August 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income (loss)--net                                                  $     2,494,664   $   (1,039,227)
           Realized gain (loss)--net                                                          113,251,216     (201,969,464)
           Change in unrealized appreciation/depreciation--net                               (36,489,741)       233,728,261
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                79,256,139        30,719,570
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions               (203,244,671)     (125,144,756)
                                                                                          ---------------   ---------------

Redemption Fees

           Redemption fees                                                                          (293)                --
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                     (123,988,825)      (94,425,186)
           Beginning of year                                                                  642,919,937       737,345,123
                                                                                          ---------------   ---------------
           End of year*                                                                   $   518,931,112   $   642,919,937
                                                                                          ===============   ===============
               * Undistributed investment income (loss)--net                              $       349,326   $   (1,222,767)
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class A
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004          2003        2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $     7.51   $     6.95   $     9.44   $    17.95   $    13.51
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                          .07          .03        (.02)         --++        (.06)
           Realized and unrealized gain (loss)--net                 .89          .53       (2.47)       (6.64)         5.50
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .96          .56       (2.49)       (6.64)         5.44
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from:
               Realized gain--net                                    --           --           --        (.58)       (1.00)
               In excess of realized gain--net                       --           --           --       (1.29)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total distributions                                       --           --           --       (1.87)       (1.00)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     8.47   $     7.51   $     6.95   $     9.44   $    17.95
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    12.78%        8.06%     (26.38%)     (39.58%)       41.18%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.37%        1.42%        1.31%        1.18%        1.12%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                           .87%         .40%       (.18%)      (.001%)       (.35%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   98,519   $  110,092   $  130,310   $  240,027   $  511,367
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    71.91%      121.00%      105.73%      126.37%       75.48%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment return excludes the effects of sales charges.

            ** Based on average shares outstanding.

            ++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class B
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004          2003        2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $     7.32   $     6.83   $     9.35   $    17.75   $    13.39
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                         --++        (.03)        (.08)        (.10)        (.18)
           Realized and unrealized gain (loss)--net                 .87          .52       (2.44)       (6.56)         5.44
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .87          .49       (2.52)       (6.66)         5.26
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from:
               Realized gain--net                                    --           --           --        (.54)        (.90)
               In excess of realized gain--net                       --           --           --       (1.20)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total distributions                                       --           --           --       (1.74)        (.90)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     8.19   $     7.32   $     6.83   $     9.35   $    17.75
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    11.89%        7.17%     (26.95%)     (40.01%)       40.04%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               2.16%        2.22%        2.09%        1.95%        1.88%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                           .05%       (.43%)       (.99%)       (.77%)      (1.11%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  252,691   $  327,483   $  456,393   $1,046,889   $2,293,020
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    71.91%      121.00%      105.73%      126.37%       75.48%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment return excludes the effects of sales charges.

            ** Based on average shares outstanding.

            ++ Amount is less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class C
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004          2003        2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $     7.32   $     6.83   $     9.36   $    17.76   $    13.39
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                         --++        (.03)        (.08)        (.10)        (.19)
           Realized and unrealized gain (loss)--net                 .87          .52       (2.45)       (6.56)         5.45
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .87          .49       (2.53)       (6.66)         5.26
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from:
               Realized gain--net                                    --           --           --        (.54)        (.89)
               In excess of realized gain--net                       --           --           --       (1.20)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total distributions                                       --           --           --       (1.74)        (.89)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     8.19   $     7.32   $     6.83   $     9.36   $    17.76
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    11.89%        7.17%     (27.03%)     (39.97%)       40.05%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               2.18%        2.24%        2.11%        1.96%        1.89%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                           .05%       (.43%)       (.99%)       (.78%)      (1.12%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   60,771   $   72,249   $   95,117   $  197,356   $  423,800
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    71.91%      121.00%      105.73%      126.37%       75.48%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment return excludes the effects of sales charges.

            ** Based on average shares outstanding.

            ++ Amount is less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class I
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004          2003        2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $     7.58   $     7.00   $     9.48   $    18.01   $    13.55
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                          .09          .04         --++          .03        (.02)
           Realized and unrealized gain (loss)--net                 .89          .54       (2.48)       (6.65)         5.51
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .98          .58       (2.48)       (6.62)         5.49
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from:
               Realized gain--net                                    --           --           --        (.59)           --
               In excess of realized gain--net                       --           --           --       (1.32)       (1.03)
                                                             ----------   ----------   ----------   ----------   ----------
           Total distributions                                       --           --           --       (1.91)       (1.03)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     8.56   $     7.58   $     7.00   $     9.48   $    18.01
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    12.93%        8.29%     (26.16%)     (39.39%)       41.47%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.13%        1.16%        1.06%         .93%         .87%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                          1.05%         .63%         .04%         .25%       (.09%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  106,785   $  133,096   $   55,525   $  155,922   $  288,517
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    71.91%      121.00%      105.73%      126.37%       75.48%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment return excludes the effects of sales charges.

            ** Based on average shares outstanding.

            ++ Amount is less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Financial Highlights (concluded)

                                                                                                        Class R
                                                                                                                  For the
                                                                                                For the            Period
The following per share data and ratios have been derived                                         Year           January 3,
from information provided in the financial statements.                                           Ended           2003++ to
                                                                                               August 31,        August 31,
Increase in Net Asset Value:                                                                      2004              2003
Per Share Operating Performance

           Net asset value, beginning of period                                               $       7.39     $       6.50
                                                                                              ------------     ------------
           Investment income--net***                                                                   .08              .06
           Realized and unrealized gain--net                                                           .89              .83
                                                                                              ------------     ------------
           Total from investment operations                                                            .97              .89
                                                                                              ------------     ------------
           Net asset value, end of period                                                     $       8.36     $       7.39
                                                                                              ============     ============

Total Investment Return**

           Based on net asset value per share                                                       13.13%        13.69%+++
                                                                                              ============     ============

Ratios to Average Net Assets

           Expenses                                                                                  1.56%           1.64%*
                                                                                              ============     ============
           Investment income--net                                                                    1.36%            .66%*
                                                                                              ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                           $        166          --+++++
                                                                                              ============     ============
           Portfolio turnover                                                                       71.91%          121.00%
                                                                                              ============     ============

             * Annualized.

            ** Total investment return excludes the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

         +++++ Amount is less than $1,000.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders have voting rights with respect to material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)



Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized in the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,028,936 has been reclassified between undistributed net investment income and accumulated net realized capital losses and foreign currency transactions, and $106,365 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to transaction gains/losses and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance       Distribution
                                  Fee                Fee

Class A                          .25%                 --
Class B                          .25%               .75%
Class C                          .25%               .75%
Class R                          .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended August 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD             MLPF&S

Class A                        $  822           $ 11,852
Class I                        $  105           $  1,491


For the year ended August 31, 2004, MLPF&S received contingent deferred sales charges of $126,508 and $2,154 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of August 31, 2004, the Fund lent securities with a value of $6,188,010 to MLPF&S. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.
For the year ended August 31, 2004, MLIM, LLC received $75,653 in securities lending agent fees.

In addition, MLPF&S received $250,562 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2004.

For the year ended August 31, 2004, the Fund reimbursed MLIM $12,707 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2004 were $433,419,806 and $641,011,188, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $203,244,964 and $125,144,756 for the years ended August 31, 2004 and August 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                              707,209   $      5,969,716
Automatic conversion of shares         1,437,615         12,282,386
                                 ---------------   ----------------
Total issued                           2,144,824         18,252,102
Shares redeemed                      (5,172,582)       (43,630,780)
                                 ---------------   ----------------
Net decrease                         (3,027,758)   $   (25,378,678)
                                 ===============   ================



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


Class A Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                            1,447,586    $     9,404,253
Automatic conversion of shares         1,605,746         10,648,241
Shares issued resulting from
   reorganization                        745,332          5,241,248
                                 ---------------   ----------------
Total issued                           3,798,664         25,293,742
Shares redeemed                      (7,871,569)       (51,893,742)
                                 ---------------   ----------------
Net decrease                         (4,072,905)   $   (26,558,031)
                                 ===============   ================


Class B Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                            1,044,170   $      8,602,162
Automatic conversion of shares       (1,480,598)       (12,282,386)
Shares redeemed                     (13,450,908)      (110,144,927)
                                 ---------------   ----------------
Net decrease                        (13,887,336)   $  (113,825,151)
                                 ===============   ================


Class B Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                            1,101,287   $      7,120,141
Shares issued resulting from
   reorganization                        271,517          1,862,806
                                 ---------------   ----------------
Total issued                           1,372,804          8,982,947
Automatic conversion of shares       (1,639,784)       (10,648,241)
Shares redeemed                     (21,773,344)      (140,152,217)
                                 ---------------   ----------------
Net decrease                        (22,040,324)   $  (141,817,511)
                                 ===============   ================


Class C Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                              308,528   $      2,566,158
Shares redeemed                      (2,757,830)       (22,547,416)
                                 ---------------   ----------------
Net decrease                         (2,449,302)   $   (19,981,258)
                                 ===============   ================


Class C Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                              307,912   $      2,004,970
Shares issued resulting from
   reorganization                         48,496            332,713
                                 ---------------   ----------------
Total issued                             356,408          2,337,683
Shares redeemed                      (4,400,754)       (28,280,421)
                                 ---------------   ----------------
Net decrease                         (4,044,346)   $   (25,942,738)
                                 ===============   ================


Class I Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                            2,353,975   $     19,989,818
Shares redeemed                      (7,454,281)       (64,226,677)
                                 ---------------   ----------------
Net decrease                         (5,100,306)   $   (44,236,859)
                                 ===============   ================


Class I Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                            1,162,683   $      7,798,444
Shares issued resulting from
   reorganization                     11,510,221         81,644,938
                                 ---------------   ----------------
Total issued                          12,672,904         89,443,382
Shares redeemed                      (3,035,018)       (20,269,958)
                                 ---------------   ----------------
Net increase                           9,637,886   $     69,173,424
                                 ===============   ================


Class R Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                               21,035   $        187,377
Shares redeemed                          (1,230)           (10,395)
                                 ---------------   ----------------
Net increase                              19,805   $        176,982
                                 ===============   ================


Class R Shares for the
Period January 3, 2003++                                     Dollar
to August 31, 2003                        Shares             Amount

Shares sold                                   15   $            100
                                 ---------------   ----------------
Net increase                                  15   $            100
                                 ===============   ================

++ Commencement of operations.


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the year ended August 31, 2004, the Fund charged a redemption fee of $293.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended August 31, 2004.


6. Commitments:
At August 31, 2004, the Fund had entered into foreign exchange contracts, under which it had agreed to sell various foreign currency with an approximate value of $28,000.


7. Distributions to Shareholders:
As of August 31, 2004, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                 $        347,003
Undistributed long-term capital gains--net                       --
                                                   ----------------
Total undistributed earnings--net                           347,003
Capital loss carryforward                            (621,974,577)*
Unrealized gains--net                                  41,834,917**
                                                   ----------------
Total accumulated losses--net                      $  (579,792,657)
                                                   ================

 * On August 31, 2004, the Fund had a net capital loss carry-forward of $621,974,577, of which $19,389,728 expires in 2008, $3,964,136 expires in 2009, $246,071,814 expires in
   2010 and $352,548,899 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors,
Merrill Lynch Global Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Growth Fund, Inc., including the schedule of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Growth Fund, Inc. at August 31, 2004, results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
Philadelphia, Pennsylvania
October 15, 2004



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)   Length of                                               Fund Complex   Directorships
                      Held with     Time                                                    Overseen by    Held by
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director


Terry K. Glenn*       President     1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011         and           present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,            Director                Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region) of
Age: 63                                       MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)   Length of                                               Fund Complex   Directorships
                      Held with     Time                                                    Overseen by    Held by
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Donald W. Burton      Director      2002 to   General Partner of The Burton Partnership,    23 Funds       ITC DeltaCom,
P.O. Box 9095                       present   Limited Partnership (an Investment            36 Portfolios  Inc.; Symbion,
Princeton,                                    Partnership) since 1979; Managing General                    Inc.
NJ 08543-9095                                 Partner of The South Atlantic Venture
Age: 60                                       Funds since 1983; Member of the Investment
                                              AdvisoryCouncil of the Florida State Board
                                              of Administration since 2001.


M. Colyer Crum        Director      1997 to   James R. Williston Professor of Investment    24 Funds       Cambridge
P.O. Box 9095                       present   Management Emeritus, Harvard Business         37 Portfolios  Bancorp
Princeton,                                    School since 1996; James R. Williston
NJ 08543-9095                                 Professor of Investment Management,
Age: 72                                       Harvard Business School from 1971 to
                                              1996; Director of Cambridge Bancorp.


Laurie Simon Hodrick  Director      1999 to   Professor of Finance and Economics,           23 Funds       None
P.O. Box 9095                       present   Graduate School of Business, Columbia         36 Portfolios
Princeton,                                    University since 1998.
NJ 08543-9095
Age: 41


David H. Walsh        Director      2003 to   Consultant with Putnam Investments from       23 Funds       None
P.O. Box 9095                       present   1993 to 2003 and employed in various          36 Portfolios
Princeton,                                    capacities therewith from 1973 to 1992;
NJ 08543-9095                                 Director, The National Audubon Society
Age: 62                                       since 1980; Director, The American Museum
                                              of Fly Fishing since 1997.


Fred G. Weiss         Director      1998 to   Managing Director of FGW Associates since     23 Funds       Watson
P.O. Box 9095                       present   1997; Vice President, Planning Investment     36 Portfolios  Pharmaceu-
Princeton,                                    and Development of Warner Lambert Co.                        ticals, Inc.
NJ 08543-9095                                 from 1979 to 1997; Director of BTG
Age: 63                                       International PLC (a global technology
                                              commercialization company) since 2001;
                                              Director of the Michael J. Fox Foundation
                                              for Parkinson's Research since 2000.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Officers and Directors (unaudited)(concluded)

                      Position(s)   Length of
                      Held with     Time
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice          1997 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President     present   1999; Senior Vice President, Director and Treasurer of Princeton Services
Princeton,            and           and       since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011         Treasurer     1999 to   since 1990.
Age: 44                             present


Robert C. Doll, Jr.   Senior        1999 to   President of MLIM and member of the Executive Management Committee of
P.O. Box 9011         Vice          present   ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,            President               Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 50                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds,
                                              Inc. from 1991 to 1999.


Lawrence R. Fuller    Vice          1997 to   Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011         President     present   to 2000.
Princeton,
NJ 08543-9011
Age: 63


Jeffrey Hiller        Chief         2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011         Compliance    present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,            Officer                 of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino   Secretary     2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                       present   to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie
Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
Item 3(c)(4) of Form N-CSR.

Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -
                Fiscal Year Ending August 31, 2004 - $38,000
                Fiscal Year Ending August 31, 2003 - $41,500

(b) Audit-Related Fees -
                Fiscal Year Ending August 31, 2004 - $0
                Fiscal Year Ending August 31, 2003 - $0

(c) Tax Fees -
                Fiscal Year Ending August 31, 2004 - $5,200
                Fiscal Year Ending August 31, 2003 - $5,000

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -
                Fiscal Year Ending August 31, 2004 - $0
                Fiscal Year Ending August 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending August 31, 2004 - $5,200
    Fiscal Year Ending August 31, 2003 - $5,000

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Growth Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Growth Fund, Inc.


Date: October 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Growth Fund, Inc.


Date: October 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Growth Fund, Inc.


Date: October 18, 2004